EXHIBIT 10.28


                                    AMENDMENT NO. 1 dated as of May 16, 2001 to the Credit, Security, Guaranty and Pledge Agreement dated as of June 20, 2000 among First Look Media, Inc. (formerly known as Overseas Filmgroup, Inc.) (the "Borrower"), the Guarantors named therein, the Lenders referred to therein, The Chase Manhattan Bank, as Administrative Agent (in its capacity as such, the "Administrative Agent") and as Issuing Bank (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").

                             INTRODUCTORY STATEMENT

         The Lenders have made available to the Borrower a $40,000,000 five-year secured revolving credit facility (of which only $33,000,000 was committed as of the date of the Credit Agreement) pursuant to the terms of the Credit Agreement.

         The Lenders and the Administrative Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

         Therefore, the parties hereto hereby agree as follows:

         Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

         Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

            (A) The Credit Agreement is hereby amended by replacing all references therein to "Overseas Filmgroup, Inc." with "First Look Media, Inc. (formerly known as Overseas Filmgroup, Inc.)".

            (B) Section 6.1 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (j), by replacing the period after clause (k) with a semi-colon and by adding the following:

                           "and (l) Indebtedness of the Borrower to the Lewis
                  Horwitz Organization, a division of Southern Pacific Bank, a California corporation ("LHO"), to finance the Borrower's minimum guarantee commitment for the motion picture entitled "The Hermit of Amsterdam" ("Hermit") not to exceed $1,515,000, of which $750,000 shall be recoverable from the Borrower on a recourse basis and all other amounts outstanding thereunder shall be recoverable from the Borrower on a non-recourse basis solely from the rights, title and interests of the Borrower in and to Hermit; provided that (i) the Borrower shall have exclusive distribution rights in and to Hermit throughout the universe (except in the territory of Benelux) in perpetuity and such distribution rights cannot be adversely affected by any default or irregularity in the chain of title with respect to Hermit, (ii) the Borrower shall be entitled to recoup in




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                  first position its minimum guarantee commitment and
                  distribution fees and expenses for Hermit from the worldwide (other than the territory of Benelux) gross receipts for Hermit, (iii) the Borrower shall grant to the Administrative Agent (for the benefit of itself, the Issuing Bank and the Lenders) a perfected second priority security interest in and to the receivables payable to the Borrower in connection with Hermit subject only to the first priority security interest in and to the Borrower's right, title and interest in and to Hermit granted by the Borrower in favor of LHO to secure the Indebtedness set forth in this Section 6.1(l), (iv) the Borrower shall not be liable for any payment or obligation in respect of Hermit until Hermit is completed and delivered in accordance with reasonable and customary terms and conditions agreed by the Borrower, and (v) the Borrower's obligations with respect to Hermit shall be limited to the obligations set forth in this Section 6.1(l) subject to the terms and conditions hereof.

            (C) Section 6.2 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (m), by replacing the period after clause (n) with a semi-colon and by adding the following new Section 6.2(o) to read as follows:

                           "and (o) Liens granted to LHO by the Borrower in and
                  to the Borrower's right, title and interest in and to Hermit.

            (D) Section 6.17 of the Credit Agreement is hereby amended by substituting the amount of "$7,250,000" for the amount "$5,000,000" and inserting "(excluding reserves for bad debts)" after "overhead expenses".

            (E) Section 6.19 of the Credit Agreement is hereby amended by deleting the following "(x) $28,000,000 in the event the Borrower has expensed no less than $300,000 in fees associated with closing of the Facility and the Overseas Equity Offering on or before June 30, 2000 or (y) $28,400,000 in the event the Borrower has not expensed the fees described in clause (x) on or before June 30, 2000, in each case" and inserting in lieu thereof the following:
"$22,000,000".

            (F) Section 13.1 of the Credit Agreement is hereby amended by substituting "Joan Fitzgibbon" for "John J. Huber III".

         Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the receipt by the Administrative Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Administrative Agent and the Lenders which, in the aggregate, hold the minimum percentage of the aggregate Credit Exposure required pursuant to Section 13.11 of the Credit Agreement (the date on which such condition has been satisfied being herein called the "Effective Date").

         Section 4. Representations and Warranties. Each Credit Party represents and warrants that:

            (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and

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warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

            (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

         Section 5. Further Assurances. At any time and from time to time, upon the Administrative Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Amendment.

         Section 6. Fundamental Documents. This Amendment is designated a Fundamental Document by the Administrative Agent.

         Section 7. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

         Section 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         Section 10. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.

         Section 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

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         IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:


                                  BORROWER:


                                  FIRST LOOK MEDIA, INC. (formerly known as
                                  OVERSEAS FILMGROUP, INC.)

                                        /s/ William F. Lischak
                                  By:_____________________________________
                                        Name:  William F. Lischak
                                        Title: CFO, COO


                                  GUARANTORS:

                                  INTRASTATE FILM DISTRIBUTORS, INC.

                                        /s/ William F. Lischak
                                  By:_____________________________________
                                        Name:  William F. Lischak
                                        Title: CFO


                                  JACARANDA MUSIC, INC.

                                        /s/ William F. Lischak
                                  By:_____________________________________
                                        Name:  William F. Lischak
                                        Title: CFO



                                  WALRUS PICTURES, INC.

                                        /s/ William F. Lischak
                                  By:_____________________________________
                                        Name:  William F. Lischak
                                        Title: CFO, Treasurer



                                  ALIEN TOWERS, INC.

                                        /s/ William F. Lischak
                                  By:_____________________________________
                                        Name:  William F. Lischak
                                        Title: CFO


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                                  CODE 99 PRODUCTIONS, INC.

                                        /s/ William F. Lischak
                                  By:_____________________________________
                                        Name:  William F. Lischak
                                        Title: President, CFO, Secretary



                                  MAP PRODUCTIONS, INC.

                                        /s/ William F. Lischak
                                  By:_____________________________________
                                        Name:  William F. Lischak
                                        Title: President, CFO, Secretary


                                  LENDERS:

                                  THE CHASE MANHATTAN BANK,
                                   individually and as Administrative Agent and Issuing Bank

                                        /s/ Constance M. Coleman
                                  By:_____________________________________
                                        Name:  Constance M. Coleman
                                        Title: Vice President


                                  BNP PARIBAS


                                  By:_____________________________________
                                         Name:
                                         Title:


                                  BANKGESELLSCHAFT BERLIN AG

                                    /s/ Ben Rosenberger
                                  By:_____________________________________
                                     Name:  Ben Rosenberger
                                     Title: Associate Director


                                  BANKGESELLSCHAFT BERLIN AG

                                     /s/ Gabriela Sarafjan
                                  By:_____________________________________
                                     Name: Gabriela Sarafjan
                                     Title: Executive

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                                  CITY NATIONAL BANK

                                        /s/ Norman B. Starr
                                  By:_____________________________________
                                         Name:  Norman B. Starr
                                         Title: Vice President


                                  COUTTS & CO.


                                  By:_____________________________________
                                         Name:
                                         Title:


                                  COMERICA BANK - CALIFORNIA


                                  By:_____________________________________
                                         Name:
                                         Title:



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